                                                                    Exhibit 99.1





                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                           Florsheim Group Inc. et al
                     The Florsheim Shoe Store Company - West
                  The Florsheim Shoe Store Company - Northeast
                      Florsheim Occupational Footwear, Inc.
                              L.J. O'Neill Shoe Co.

                              Case Number 02 B 8209
                             (Jointly Administrated)

                            Monthly Operating Report
                                   August 2002

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


                            CASE NAME:    FLORSHEIM GROUP INC.                                 CASE NO.             02 B 08209
                                          ----------------------------------------------                     -----------------------

                                                         SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                                                                 FOR MONTH ENDING AUGUST 24, 2002

                                                                          LOAN                   TOTAL
       DATE                RECEIPTS              DISBURSEM.              BALANCE              OUTSTANDING             LC'S
-------------------    ------------------     -----------------     ------------------     ------------------   ------------------
OPENING BALANCE                                                         12,347,804.64          12,347,804.64         1,225,000.00
      07/28                            0                     0          12,347,804.64          12,347,804.64         1,225,000.00
      07/29                    13,954.87             22,826.11          12,356,675.88          12,356,675.88         1,225,000.00
      07/30                    26,897.57             84,981.39          12,414,759.70          12,414,759.70         1,225,000.00
      07/31                   511,513.54            133,365.77          12,036,611.93          12,036,611.93         1,225,000.00
      08/01                    18,152.09             13,940.71          12,032,400.55          12,032,400.55         1,225,000.00
      08/02                    13,852.04             40,658.35          12,059,206.86          12,059,206.86         1,225,000.00
      08/03                            0                     0          12,059,206.86          12,059,206.86         1,225,000.00
      08/04                            0                     0          12,059,206.86          12,059,206.86         1,225,000.00
      08/05                    17,482.21              7,153.32          12,048,877.97          12,048,877.97         1,225,000.00
      08/06                     8,933.62             25,965.48          12,065,909.83          12,065,909.83         1,225,000.00
      08/07                     1,033.58             48,367.30          12,113,243.55          12,113,243.55         1,225,000.00
      08/08                    15,730.90            109,099.96          12,206,612.61          12,206,612.61         1,225,000.00
      08/09                   303,677.61             51,526.38          11,954,461.38          11,954,461.38         1,225,000.00
      08/10                            0                     0          11,954,461.38          11,954,461.38         1,225,000.00
      08/11                            0                     0          11,954,461.38          11,954,461.38         1,225,000.00
      08/12                    10,785.02              9,847.95          11,953,524.31          11,953,524.31         1,225,000.00
      08/13                 1,004,480.12             97,689.83          11,046,734.02          11,046,734.02         1,225,000.00
      08/14                    30,396.55              7,129.07          11,023,466.54          11,023,466.54         1,225,000.00
      08/15                    15,574.81              4,986.86          11,012,878.59          11,012,878.59         1,225,000.00
      08/16                       404.65              4,483.16          11,016,957.10          11,016,957.10         1,225,000.00
      08/17                            0                     0          11,016,957.10          11,016,957.10         1,225,000.00
      08/18                            0                     0          11,016,957.10          11,016,957.10         1,225,000.00
      08/19                     2,571.24             30,597.27          11,044,983.13          11,044,983.13         1,225,000.00
      08/20                    14,405.58             43,472.03          11,074,049.58          11,074,049.58         1,225,000.00
      08/21                   501,520.20             10,691.53          10,583,220.91          10,583,220.91         1,225,000.00
      08/22                    11,620.03             31,207.65          10,602,808.53          10,602,808.53         1,225,000.00
      08/23                   123,797.96             57,204.94          10,536,215.51          10,536,215.51         1,225,000.00
                       ------------------     -----------------

TOTAL AUG 2002              2,646,784.19            835,195.06
                       ==================     =================


                                                  EXCESS
       DATE                    AVAIL.              AVAIL
-------------------       -----------------  ------------------
OPENING BALANCE              10,519,000.00       (3,053,804.64)
      07/28                  10,519,000.00       (3,053,804.64)
      07/29                  10,519,000.00       (3,062,675.88)
      07/30                  10,519,000.00       (3,120,759.70)
      07/31                  10,077,000.00       (3,184,611.93)
      08/01                  10,077,000.00       (3,180,400.55)
      08/02                  10,077,000.00       (3,207,206.86)
      08/03                  10,077,000.00       (3,207,206.86)
      08/04                  10,077,000.00       (3,207,206.86)
      08/05                  10,077,000.00       (3,196,877.97)
      08/06                  10,077,000.00       (3,213,909.83)
      08/07                  10,077,000.00       (3,261,243.55)
      08/08                  10,077,000.00       (3,354,612.61)
      08/09                  10,077,000.00       (3,102,461.38)
      08/10                  10,077,000.00       (3,102,461.38)
      08/11                  10,077,000.00       (3,102,461.38)
      08/12                  10,077,000.00       (3,101,524.31)
      08/13                  10,077,000.00       (2,194,734.02)
      08/14                  10,077,000.00       (2,171,466.54)
      08/15                  10,002,000.00       (2,235,878.59)
      08/16                  10,002,000.00       (2,239,957.10)
      08/17                  10,002,000.00       (2,239,957.10)
      08/18                  10,002,000.00       (2,239,957.10)
      08/19                  10,002,000.00       (2,267,983.13)
      08/20                  10,002,000.00       (2,297,049.58)
      08/21                  10,002,000.00       (1,806,220.91)
      08/22                  10,002,000.00       (1,825,808.53)
      08/23                  10,002,000.00       (1,759,215.51)


                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                          CASE NAME:          FLORSHEIM GROUP INC.      CASE NO.              02 B 08209
                                         ---------------------------                  --------------------------


                                                      SUMMARY OF CASH ACCOUNTS

                                                  FOR MONTH ENDING AUGUST 24, 2002

ENDING BALANCE IN                                                        7/27/02                8/24/02
                                                                    ------------------     ------------------
                   LASALLE NATIONAL BANK
                      Account #                                             14,171.87               1,044.10
                      Account #                                              2,500.00               2,500.00
                      Account #                                              2,000.00               2,000.00
                      Account #                                                     -                      -

                   ASSOCIATED BANK
                      Account #                                                     -                      -

                   BT COMMERCIAL
                      Account #                                                     -                      -
                      Account #                                                     -                      -
                      Account #                                                     -                      -
                      Account #                                                     -                      -
                      Account #                                                     -                      -
                      Account #                                                     -                      -
                      Account #                                                     -                      -


                   RETAIL CASH IN LOCAL BANKS                               44,325.34               5,811.08

                                                                    ------------------     ------------------
                   TOTAL                                                    62,997.21              11,355.18
                                                                    ==================     ==================


                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                          CASE NAME:          FLORSHEIM GROUP INC.      CASE NO.              02 B 08209
                                         ---------------------------                  --------------------------


                                                            RECEIPTS LISTING

                                                    FOR MONTH ENDING AUGUST 24, 2002

                       Bank:                  BT Commercial Corporation
                       Location               Chicago, Illinois
                       Account Name:          Concentration Account
                       Account No.:

                                                                                                 TOTAL
                           WHOLESALE             RETAIL (1)            LOCKBOX (2)             RECEIPTS
                       ------------------     -----------------     ------------------     ------------------

OPENING BALANCE
             07/29                 $0.00                 $0.00             $13,954.87             $13,954.87
..
             07/30                 $0.00                 $0.00             $26,897.57             $26,897.57

             07/31           $499,985.00 (3)           $276.67             $11,251.87            $511,513.54

             08/01             $3,000.00 (4)             $0.00             $15,152.09             $18,152.09

             08/02                 $0.00                 $0.00             $13,852.04             $13,852.04

             08/05                 $0.00                ($5.85)            $17,488.06             $17,482.21

             08/06                 $0.00                ($3.22)             $8,936.84              $8,933.62

             08/07                 $0.00                 $0.00              $1,033.58              $1,033.58

             08/08                 $0.00                 $0.00             $15,730.90             $15,730.90

             08/09           $283,649.33 (5)             $0.00             $20,028.28            $303,677.61

             08/12                 $0.00                 $0.00             $10,785.02             $10,785.02

             08/13         $1,000,000.00 (6)             $0.00              $4,480.12          $1,004,480.12

             08/14                 $0.00                 $0.00             $30,396.55             $30,396.55

             08/15                 $0.00                 $0.00             $15,574.81             $15,574.81

             08/16                 $0.00                 $0.00                $404.65                $404.65

             08/19                 $0.00                 $0.00              $2,571.24              $2,571.24

             08/20                 $0.00                 $0.00             $14,405.58             $14,405.58

             08/21           $500,000.00 (7)             $0.00              $1,520.20            $501,520.20

             08/22                 $0.00                 $0.00             $11,620.03             $11,620.03

             08/23           $119,636.08 (8)             $0.00              $4,161.88            $123,797.96
                       ------------------     -----------------     ------------------     ------------------

    TOTAL RECEIPTS         $2,406,270.41               $267.60            $240,246.18          $2,646,784.19
                       ==================     =================     ==================     ==================

        NOTES:
    (1) Retail receipts represent the sweep of U.S. depository accounts on a daily basis.
    (2) Wholesale receipts paid to lockbox.
    (3) Payment by Florsheim Canada Inc. pursuant to guarantee of credit facility.
    (4) Reimbursement from Aetna Health Insurance.
    (5) AIG payment from pension reversion.
    (6) Return of funds from Corporate Headquarters security.
    (7) Funds transferred from escrowed funds from Prudential demutualization process.
    (8) Settlement of items to be reimbursed by Weyco Group, Inc.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                          CASE NAME:          FLORSHEIM GROUP INC.      CASE NO.              02 B 08209
                                         ---------------------------                  --------------------------


                                                         DISBURSEMENTS LISTING

                                                   FOR MONTH ENDING AUGUST 24, 2002


                       Bank:                  BT Commercial Corporation
                       Location               Chicago, Illinois
                       Account Name:          Concentration Account
                       Account No.:


ACCOUNT                                                                                         AMOUNT
-----------------------                                                                    ------------------
FLORSHEIM GROUP INC.
                   PAYMENTS
                   Wire Disbursements                                                             500,909.44
                   Wholesales Checks                                                              176,670.49
                   Retail Checks                                                                   93,249.59
                   Credit Committee Escrow                                                                 -
                   Letter of Credit                                                                        -
                                                                                           ------------------

                   Total Funds Out                                                                770,829.52

                   OUTSTANDING CHECKS AT 8/24
                   Wholesale - August checks                                                      (10,605.72)
                   Retail - August checks                                                         (26,079.36)
                   July Checks                                                                             -
                   June checks                                                                     (5,421.51)
                                                                                           ------------------

                   OUTSTANDING CHECKS THAT CLEARED (INCLUDING RETAIL PAYROLL)                     106,472.13
                   ----------------------------------------------------------
                                                                                           ------------------

Total Florsheim Group Inc.                                                                        835,195.06
                                                                                           ==================

Note - All Cash disbursements are made by Florsheim Group Inc. on behalf of the debtors, Florsheim Group Inc., The Florsheim Shoe Store Company
            - West, The Florsheim Shoe Store Company - Northeast, Florsheim Occupational Footwear, Inc. and L.J. O'Neill Shoe Co.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                          CASE NAME:          FLORSHEIM GROUP INC.      CASE NO.              02 B 08209
                                         ---------------------------                  --------------------------


                                                    STATEMENT OF INVENTORY ($ 000)

                                                   FOR MONTH ENDING AUGUST 24, 2002




                                         Beginning Inventory                               $               -
                                                                                           ------------------

                                         Add: Purchases                                    $               -
                                                                                           ------------------

                                         Less: Cost of Goods Sold
                                                (cost basis)                               $               -
                                                                                           ------------------

                                         Adjustments                                       $               -
                                                                                           ------------------

                                         Ending Inventory                                  $               -
                                                                                           ==================


                         PAYROLL INFORMATION STATEMENT

                                                           WEEK ENDED
                       --------------------------------------------------------------------------------------
                            8/02/02               8/09/02                8/16/02                8/23/02               Total
                       ------------------     -----------------     ------------------     ------------------   ------------------
Gross Payroll
 Wholesale
    Chicago                            -             79,224.43                      -              62,901.23           142,125.66
    Commissions                        -                     -                      -                      -                    -
    FDC                                -                     -                      -                      -                    -
Retail                         18,699.98                     -                      -                      -            18,699.98

                       ------------------     -----------------     ------------------     ------------------   ------------------
Total                          18,699.98             79,224.43                      -              62,901.23           160,825.64
                       ==================     =================     ==================     ==================   ==================

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                          CASE NAME:          FLORSHEIM GROUP INC.      CASE NO.              02 B 08209
                                         ---------------------------                  --------------------------


                                                      STATEMENT OF AGED RECEIVABLES

                                                    FOR MONTH ENDING AUGUST 24, 2002

ACCOUNTS RECEIVABLE:
                                         Beginning of Month Balance                                $ 790,628
                                                                                           ------------------

                                         Add: Sales on Account                                           $ -
                                                                                           ------------------

                                         Less: Collections                                         $ (31,942)
                                                                                           ------------------

                                         Adjustments                                                $ (9,504)
                                                                                           ------------------

                                         End of the Month Balance                                  $ 749,182
                                                                                           ==================

                             0-30                  31-60                  61-90                 OVER 90           END OF MONTH
                             DAYS                   DAYS                  DAYS                   DAYS                 TOTAL
                       ------------------     -----------------     ------------------     ------------------   ------------------
                               $ (30,071)             $ (3,940)             $ 123,373              $ 659,820            $ 749,182


                             ACCOUNTS PAYABLE AGING

                             0-30                  31-60                  61-90                 Over 90           End of Month
                             Days                   Days                  Days                   Days                 Total
                       ------------------     -----------------     ------------------     ------------------   ------------------
   Wholesale                 (323,209.00)            (4,938.00)                     -                      -          (328,147.00)

   Retail
      Rent                             -                     -                      -                      -                    -
      Other                   (35,039.00)                17.00                (278.00)             (1,733.00)          (37,033.00)

                       ------------------     -----------------     ------------------     ------------------   ------------------
   Total                     (358,248.00)            (4,921.00)               (278.00)             (1,733.00)         (365,180.00)
                       ==================     =================     ==================     ==================   ==================


* The aging is driven off the original invoice date, which does not reflect receipt of goods or services and accordingly the invoice due date.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                          CASE NAME:          FLORSHEIM GROUP INC.      CASE NO.              02 B 08209
                                         ---------------------------                  --------------------------


                                                           TAX QUESTIONNAIRE

                                                    FOR MONTH ENDING AUGUST 24, 2002

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

      1.   Federal Income Taxes                    Yes (x)          No (  )
      2.   FICA withholdings                       Yes (x)          No (  )
      3.   Employee's withholdings                 Yes (x)          No (  )
      4.   Employer's FICA                         Yes (x)          No (  )
      5.   Federal Unemployment Taxes              Yes (x)          No (  )
      6.   State Income Taxes                      Yes (x)          No (  )
      7.   State Employee withholdings             Yes (x)          No (  )
      8.   All other state taxes                   Yes (x)          No (  )

If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

                                                    WEEK 08/02            WEEK 08/09             WEEK 08/16           WEEK 08/23
                                                    ----------            ----------             ----------           ----------
Federal Income Tax W/H                               $1,439.39             $13,884.60                  $0.00           $10,394.34
FICA - Employee                                       1,163.82               3,171.52                      -             2,512.56
Medicare - Employee                                     272.26               1,126.72                      -               892.90
FICA - Employer                                       1,163.80               3,171.50                      -             2,512.58
Medicare - Employer                                     272.16               1,126.75                      -               892.88

Sate Income Tax W/H                                     215.10               2,637.04                      -             1,799.98
Local Tax W/H                                            13.28                      -                      -                    -
State Disability                                         29.97                      -                      -                    -
State Unemployment                                      185.20                      -                      -                    -
Federal Unemployment                                     67.00                      -                      -                    -
                                              -----------------     ------------------     ------------------   ------------------

Total                                                $4,821.98             $25,118.13                  $0.00           $19,005.24
                                              =================     ==================     ==================   ==================

Payment made by Ceridian                                 $0.00             $25,118.13              $4,821.98           $19,005.24
Over / (underpaymt)                                      $0.00                  $0.00                  $0.00                $0.00
                                              -----------------     ------------------     ------------------   ------------------

Total                                                    $0.00             $25,118.13              $4,821.98           $19,005.24
                                              =================     ==================     ==================   ==================

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



DECLARATION UNDER PENALTY OF PERJURY


I, F. Terrence Blanchard, acting as the duly authorized agent for the Debtor in Possession (Trustee) declare under the penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.




                                Print or type name and capacity of person signing this Declaration:

                                /s/ F. Terrence Blanchard
                                --------------------------------------------

                                President and Chief Financial Officer



DATED:   September 9, 2002